UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Ernexa Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Cambridge Street, Suite 18A
Cambridge, MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 798-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ERNA	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	ERNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 1, 2027, Ernexa Therapeutics Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

As of the close of business on May 6, 2026, the record date for the Annual Meeting (the “Record Date”), There were 1,166,333 shares of our common stock issued and outstanding as of the Record Date, all of which are entitled to be voted at the annual meeting. At the Annual Meeting, a total of 619,741 shares of the Company’s common stock, equivalent to approximately 53.13% of the outstanding shares, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Each of the director nominees identified below were elected to the Board of Directors of the Company to hold office until the Company’s 2027 Annual Meeting of Stockholders or until their respective successors are elected and qualified, by the votes set forth below.

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
James Bristol	455,380	3,196	161,165
Peter Cicala	455,121	3,455	161,165
Sanjeev Luther	442,564	16,012	161,165
Elena Ratner	455,633	2,943	161,165
William Wexler	455,156	3,420	161,165

Proposal 2: The Company’s stockholders ratified, by the votes set forth below, the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
590,236	29,010	495	—

Proposal 3: The Company’s stockholders approved the adoption of the 2026 Ernexa Therapeutics Inc. Omnibus Equity Incentive Plan by the votes set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
363,640	94,840	96	161,165

No other matters were considered or voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	2026 Ernexa Therapeutics Inc. Omnibus Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ernexa Therapeutics Inc.

Dated: July 2, 2026	By:	/s/ Sanjeev Luther
Sanjeev Luther
President and Chief Executive Officer

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